______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2010

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

SECTION 7– REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

On March 4, 2010, GeoResources, Inc. (the “Registrant”) and Resolute Energy Corporation issued a press release announcing a joint project to develop acreage in the Bakken Shale Trend of North Dakota.  A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

This information herein and the exhibit attached hereto are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	GeoResources, Inc. Press Release dated March 4, 2010

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:	/s/ Frank A. Lodzinski Frank A. Lodzinski, President

Date: March 9, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	GeoResources, Inc. Press Release dated March 4, 2010

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

GeoResources and Resolute Energy Announce Project to Develop Bakken Oil Properties in Williams County, North Dakota

Houston, Texas and Denver, Colorado, March 4, 2010 – GeoResources, Inc., (“GeoResources”) (NASDAQ:GEOI) and Resolute Energy Corporation (“Resolute”) (NYSE: REN) today announced a joint project to develop acreage in the Bakken Shale Trend of North Dakota, one of the fastest growing oil producing areas in the U.S.

GeoResources has acquired approximately 61,000 gross (42,000 net) leasehold acres in Williams County, North Dakota.  Resolute has entered into agreements with GeoResources to acquire a 45% interest in the acreage and GeoResources will retain a 45% interest and operations.  It is expected that a third industry partner will participate for the remaining 10%.  The parties presently plan to drill at least three horizontal wells in the Middle Bakken formation prior to year end, as well as seek to acquire additional acreage in the area. Recent activity in Williams County has confirmed commercial production in the Middle Bakken formation, which is a primary objective for the joint venture.  Secondary objectives include the Three Forks, Madison and the Red River formations.

Frank A. Lodzinski, Chief Executive Officer and President of GeoResources commented, “We are very pleased to announce this joint venture with Resolute.  We believe it will provide a meaningful addition to our ongoing Bakken and Three Forks projects, with attractive economic returns that continue to improve with the evolution of enhanced horizontal drilling and multiple-staged stimulation technologies.  As demonstrated by our other drilling activities, we are confident that we can exploit our horizontal drilling and completion abilities in the Bakken  In addition, the GeoResources and Resolute technical teams firmly believe the acreage position is prospective for drilling opportunities in other formations.  We are very excited to work with Resolute, which has a highly experienced management and technical team and an impressive history of exploiting and developing oil and gas properties.”

Lodzinski continued, “We expect this project to contribute to GeoResources’ continued growth and to provide additional visibility and interest.  In less than three years we have tripled our production and reserves and consistently expanded our acreage positions and drilling inventory.”

Nicholas J. Sutton, Chairman and CEO of Resolute commented, “This is a significant opportunity to advance our liquids-focused strategy in an area that has a great deal of promise.  These high quality assets in North Dakota are oily, large, and are highly prospective.  While the Bakken Shale has been well known by oil companies for years, technological improvements have only recently unleashed its potential.  With this transaction, we are well placed to take full advantage of what we believe is a meaningful opportunity to continue to add to our oil reserves in a relatively low-risk manner.  We are looking forward to working with the GeoResources team, and believe that collectively we have the experience, technology and know-how to develop these assets into substantial production, both in the near-term and over the long run.  As we communicated during our IPO last year, Resolute’s focus continues to be on domestic, onshore areas that are liquids-rich and that provide strong economic returns to our shareholders.”

About GeoResources, Inc.
GeoResources, Inc. is an independent oil and gas company engaged in the acquisition and development of oil and gas reserves through an active and diversified program which includes purchases of reserves, re-engineering, and development and exploration activities, currently focused in the Southwest, Gulf Coast, and the Williston Basin.  For more information, visit our website at www.georesourcesinc.com.

About Resolute Energy Corporation
Resolute is an independent oil and gas company engaged in the acquisition, exploitation and development of oil and gas properties. The company operates producing properties in Utah, Wyoming and Oklahoma and owns exploration and development properties in Wyoming, North Dakota and Alabama.  For more information, visit our website at www.resoluteenergy.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements in this release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release.  Such risk factors include, among others:  the volatility of oil and gas prices; discovery, estimation, development and replacement of oil and gas reserves; the future cash flow, liquidity and financial position of GeoResources and Resolute; the amount, nature and timing of capital expenditures of GeoResources and Resolute, including future development costs; availability and terms of capital; the timing and amount of future production of oil and gas; availability of drilling and production equipment; operating costs and other expenses; the success of prospect development and property acquisition; the success of GeoResources and Resolute in marketing oil and gas; competition in the oil and gas industry; the impact of weather and the occurrence of disasters, such as fires, floods and other events and natural disasters; government regulation of the oil and gas industry; developments in oil-producing and gas-producing countries; the success of strategic plans, expectations and objectives for future operations of GeoResources and Resolute.  Actual results may differ materially from those contained in the forward-looking statements in this press release.  GeoResources and Resolute undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  All forward-looking statements are qualified in their entirety by this cautionary statement.  Readers are encouraged to read  all the SEC reports of the Companies,  including  Annual and Quarterly  Reports and any and all other documents filed with the SEC regarding information about GeoResources, Inc. and Resolute Energy Corporation, for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about GeoResources or Resolute, without charge, at the SEC’s internet site (http://www.sec.gov).

Contacts

For GeoResources, Inc.                                   For Resolute Energy Corporation
Cathy Kruse                                                      Erica Bartsch
701-572-2020 ext 113                                         212-446-1875
Cathy@georesourcesinc.com                        ebartsch@sloanepr.com